                                                                    EXHIBIT 10.6

                    EMPLOYMENT AND NON-COMPETITION AGREEMENT


     This Employment Agreement (this "Agreement") between Horizon Offshore, Inc., a Delaware corporation ("Company"), and David W. Sharp ("Employee") is dated as of January 1, 1998.

     The Company and the Employee agree as follows:

     1. Employment. The Company has hired the Employee and the Employee agreed to be employed upon the terms and conditions hereinafter set forth.

     2. Term. (a) Subject to the provisions for termination as hereinafter provided, Employee's employment pursuant to the terms of this Agreement shall be for the period expiring on the earlier to occur of (i) December 31, 2001 or (ii) three years from the date that the Company's common stock commences trading on the Nasdaq National Market or another securities market or exchange. Such period of employment is referred to herein as the "Employment Term."

     (b) If Employee continues to serve as an employee of the Company after the Employment Term, such continued employment shall be subject to the terms of this Agreement but shall be terminable at will by either the Company or Employee.

     (c) Following Employee ceasing for whatever reason to be an employee of the Company, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under the terms of this Agreement.

     3. Duties. The Employee shall perform such duties, consistent with the Employee's job title, as may be prescribed from time to time by the Board of Directors of the Company (the "Board") or officers to whom such authority has been delegated.

     4. Compensation and Benefits. The Company will provide or will cause to be provided to Employee a minimum annual base salary of $175,000. The Employee shall be entitled to all benefits and perquisites provided to similarly situated employees of the Company.

     5.   Termination of Employment.

     (a) During the Employment Term, the Employee's status as an employee will terminate immediately and automatically upon the earliest to occur of:

          (i)    the death or "Disability" (as defined below) of the Employee;

          (ii) the discharge of the Employee by the Company "For Cause" (as defined below);

          (iii)  the expiration of the Employment Term.

The Employee hereby accepts such employment subject to the terms and conditions hereof.

     (b) As used herein, "For Cause" shall mean any one or more of the following:

          (i) material or repeated violations by the Employee (after notice thereof from the Company) of the terms of this Agreement of the Employee's material or repeated failure (after notice thereof from the Company) to perform the Employee's duties in a manner consistent with the Employee's position;

          (ii) excessive absenteeism on the part of the Employee not related to illness;

          (iii)  the Employee's indictment for a felony;

          (iv) the Employee's commission of fraud, embezzlement, theft or other acts involving dishonesty, or crimes constituting moral turpitude, in any case whether or not involving the Company, that, in the opinion of the Board, renders the Employee's continued employment harmful to the Company;

          (v)    substance abuse on the part of the Employee; or

          (vi) the Employee acting in bad faith relative to the Company's business interests.

     (c) As used herein, "Disability" shall mean a physical or mental incapacity of the Employee that, in the good faith determination of the Board has prevented the Employee from performing the duties assigned the Employee by the Company for 60 consecutive days or for a period of more than 90 days in the aggregate in any 12-month period and that, in the determination of the Company after consultation with a medical doctor appointed by the Company, may be expected to prevent the Employee for any period of time thereafter from devoting the Employee's full time and energies (or such lesser time and energies as may be acceptable to the Company in its sole discretion) to the Employee's duties as provided hereunder. The Employee's employment hereunder, except as otherwise agreed to in writing between the Company and the Employee, shall cease as of the date of such determination. The Employee agrees to submit to medical examinations, at the Company's sole cost and expense, to determine whether a Disability exists pursuant to reasonable requests that the Company may make from time to time. During the period of any such physical or mental incapacity as provided above, the salary otherwise payable to the Employee may, in the absolute discretion of the Company, be reduced by the amount of any disability benefits or payments received by the Employee from the Company or any disability or health plan funded in whole or in part by the Company (excluding health insurance benefits or other reimbursement of medical expenses attributable to insurance policies that have not been funded in any part by the Company).

     6. Trade Secrets, Etc. The Employee shall hold, both during the Employment Term and thereafter, in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries or corporate affiliates and their respective businesses and operations, which shall have been obtained by the Employee during the Employee's employment (whether prior to or after the date hereof) and which shall not have become public knowledge (other than by acts of the Employee of his representatives in violation of this Agreement). The Employee agrees (i) that, without the prior written consent of the Company or as may be otherwise required by law or legal process, he will not communicate or divulge any such information, knowledge or data to any party other than the Company and (ii) to deliver promptly to the Company upon its written request any confidential information, knowledge or data in his possession, whether produced by the Company or any of its subsidiaries and corporate affiliates or by the Employee, that relates to the business of the Company or any of its subsidiaries and joint ventures or any past, current or prospective activity of the Company or any of its subsidiaries and joint ventures. The Employee shall be permitted to retain copies of such data as are necessary in order to enable the Employee to assert any rights under this Agreement, provided that such data shall be used solely for such purpose.

     7. Limited Covenant Not to Compete. (a) Throughout the Employment Term and for a period of (i) two years following the termination of Employee's employment with the Company if Employee's employment is terminated for any reason during the Employment Term, and (ii) one year following the termination of Employee's employment with the Company if Employee's employment is terminated for any reason after the Employment Term, the Employee will not, directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any company or other business enterprise engaged in a line or lines of business similar to that of the Company or any of its subsidiaries or joint ventures, within the State of Texas, Louisiana, Mississippi, Alabama or Florida (including any area offshore in the Gulf of Mexico or any such state) or any other jurisdiction, whether within or outside the United States in which the business of the Company or any of its subsidiaries or joint ventures is carried on, so long as the Company or any of its subsidiaries or joint ventures carries on a like line of business therein; provided, however, that nothing contained herein shall prohibit the Employee from making investments in any publicly held company which do not exceed in the aggregate two percent of the equity interest of such company.

          (b) As part of the consideration for the compensation and benefits to be paid to the Employee hereunder; to protect the trade secrets and confidential information of Company and its affiliates that have been and will in the future be disclosed or entrusted to the Employee, the business good will of the Company and its affiliates that has been and will in the future be developed in the Employee, or the business opportunities that have been and will in the future be disclosed or entrusted to the Employee by the Company and its affiliates; and, as an additional incentive for the Company to enter in this Agreement, the Company and the Employee agree to the non-competition obligations hereunder.
The obligations of the Employee set forth in this Section 7 shall apply during the term of this Agreement and shall survive termination of this Agreement and/or the termination of the Employee's services under this Agreement regardless of the reason for such termination.

     8. No Tampering. Throughout the Employment Term and for two years following the termination of Employee's employment by the Company for any reason, the Employee shall not (a) request, induce or attempt to influence any supplier of goods or services to the Company curtail or cancel any business they may transact with the Company; (b) request, induce or attempt to influence any customers of the Company that have done business with or potential customers which have been in contact with the Company to curtail or cancel any business they may transact with the Company;

or (c) request, induce or attempt to influence any employee of the Company to terminate his or her employment with the Company.

     9. Statements Concerning the Company. The Employee shall refrain, both during the Employment Term and following the termination of Employee's employment by the Company for any reason, from publishing any oral or written statements about the Company, any of its affiliates, or any of such entities' officers, employees, agents or representatives that are slanderous, libelous, or defamatory; or that disclose private or confidential information about the Company, any of its affiliates, or any of such entities' business affairs, officers, employees, agents or representatives; or that constitute an intrusion into the seclusion or private lives of the Company, any of its affiliates, or any of such entities' officers, employees, agents or representatives or that give rise to unreasonable publicity about the private lives of the Company, any of its affiliates, or any of such entities' officers, employees, agents or representatives; or that place the Company, any of its affiliates, or any of such entities' officers, employee, agents or representatives in a false light before the public; or that constitute a misappropriation of the name or likeness of the Company, any of its affiliates, or any of such entities; officers, employees, agents or representatives. A violation or threatened violation of this prohibition may be enjoined by the courts. The rights afforded the Company and its affiliates under this provision are in addition to any and all rights and remedies otherwise afforded by law.

     10. Injunctive Relief. In the event of a breach or threatened breach by the Employee of the provisions of Sections 6, 7, 8 or 9 of this Agreement during or after the term of this Agreement, the Company shall be entitled to injunctive relief restraining the Employee from violation of such paragraph. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy at law or in equity it may have in the event of breach or threatened breach of this Agreement by the Employee.

     11.  Binding Effect.

          (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

          (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

          (c) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

     12. Notices. Any notice or other communication required under this Agreement shall be in writing, shall be deemed to have been given and received when delivered in person, or, if mailed, shall be deemed to have been given when deposited in the United States mail, first class, registered or certified, return receipt requested, with proper postage prepaid, and shall be deemed to have been received on the third business day thereafter, and shall be addressed as follows:

     If to the Company, addressed to:

     Horizon Offshore, Inc.
     2500 City West Boulevard, Suite 2200
     Houston, Texas 77042


     If to the Employee, addressed to:

     Horizon Offshore, Inc.
     2500 City West Boulevard, Suite 2200
     Houston, Texas 77042

or such other address as to which any party hereto may have notified the other in writing.

     13. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

     14. Entire Agreement. This Agreement and the documents referred to herein, contain or refer to the entire arrangement or understanding between the Employee and the Company relating to the employment of the Employee by the Company. No provision of the Agreement, may be modified or amended except by an instrument in writing signed by or for both parties hereto.

     15. Severability. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall at any time or to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     16. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     17. Remedies Not Exclusive. No remedy specified herein shall be deemed to be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

     18. Beneficiaries. Whenever this Agreement provides for any payment to be made to the Employee or his estate, such payment may be made instead to such beneficiary or beneficiaries as the Employee may have designated in writing and filed with the Company. The Employee shall have the right to revoke any such designation from time to time and to redesignate any beneficiary or beneficiaries by written notice to the Company.

     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date just above written.

                              HORIZON OFFSHORE, INC.



                              By:   /s/  Bill J. Lam
                                    -----------------------------------------
                                    Name: Bill J. Lam
                                    Title: President, Chief Executive Officer
                                                   and Director


                              EMPLOYEE:



                                    /s/ David W. Sharp
                                    -----------------------------------------
                                              David W. Sharp,
                                       Executive Vice President,
                                    Chief Financial Officer, Secretary
                                              and Treasurer